Exhibit 10(h)(viii)

IDAHO POWER COMPANY

SECURITY PLAN FOR BOARD OF DIRECTORS

Amended and Restated

Effective July 20, 2006

TABLE OF CONTENTS

ARTICLE I
    PURPOSE; EFFECTIVE DATE............................................................................................... 1

    1.1...... Purpose......................................................................................................................... 1

ARTICLE II

ARTICLE III

ARTICLE IV

ARTICLE V

ARTICLE VI

TABLE OF CONTENTS

(Continued)

ARTICLE VII
    TERMINATION, SUSPENSION OR AMENDMENT OF PLAN.......................................... 8

    7.1...... Termination, Suspension or Amendment of Plan.............................................................. 8

    7.2...... Change in Control.......................................................................................................... 8

ARTICLE VIII
    ADMINISTRATION................................................................................................................ 8

    8.1...... Administrative Committee; Duties................................................................................... 8

    8.2...... Indemnity of Administrative Committee........................................................................... 8

ARTICLE IX
    CLAIMS PROCEDURE........................................................................................................... 9

    9.1...... Claim............................................................................................................................. 9

    9.2...... Denial of Claim............................................................................................................... 9

    9.3...... Review of Claim............................................................................................................. 9

    9.4...... Final Decision................................................................................................................. 9

ARTICLE X

ii

IDAHO POWER COMPANY
SECURITY PLAN FOR BOARD OF DIRECTORS

Amended and Restated July 20, 2006

ARTICLE I

PURPOSE; EFFECTIVE DATE

1.1              Purpose.  The purpose of this restated Security Plan for Board of Directors (the "Plan") is to define the terms of the Plan to advance the interests of Idaho Power Company, an Idaho corporation, and its stockholders by furnishing a variety of supplemental benefits designed to attract and retain outstanding individuals as directors of Idaho Power Company, its subsidiaries and affiliates, and to stimulate the efforts of such directors by giving suitable recognition to services which will contribute materially to the success of Idaho Power.  The effective date of this restatement shall be July 20, 2006.

ARTICLE II

DEFINITION

For the purposes of this Plan, the following terms shall have the meaning indicated, unless the context clearly indicates otherwise.

2.1              Actuarial Equivalent.  "Actuarial Equivalent" shall mean equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company using generally accepted actuarial assumptions, methods and factors as used in the Retirement Plan of Idaho Power Company which may be amended from time to time.  For purposes of Section 10.10, Actuarial Equivalent shall be calculated using the Pension Benefit Guaranty Immediate Rate as of the month preceding distribution plus 1% and the mortality table specified in the Retirement Plan of Idaho Power Company which may be amended from time to time.

2.2              Administrative Committee.  "Administrative Committee" shall mean the committee appointed by the Compensation Committee pursuant to Section 8.1 hereof to administer the Plan.

2.3              Beneficiary.  "Beneficiary" shall mean the person, persons or entity designated by the Participant or pursuant to Article VI to receive any benefits payable under the Plan.  Each such designation shall be made in a written instrument filed with the Administrative Committee and shall become effective only when received, accepted and acknowledged in writing by the Administrative Committee or its designee.

2.4              Board.  "Board" shall mean the Board of Directors of the Company.

2.5              Change in Control.  "Change in Control" shall mean the earlier of the following to occur:

(a)                any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Section 13(d) of the Exchange Act, excluding (i) IDACORP, Inc. or any Subsidiary, (ii) a corporation or other entity owned, directly or indirectly, by the stockholders of IDACORP, Inc. immediately prior to the transaction in substantially the same proportions as their ownership of stock of IDACORP, Inc., (iii) an employee benefit plan (or related trust) sponsored or maintained by IDACORP, Inc. or any Subsidiary or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities ("Exchange Act Person")) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20 percent or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of IDACORP, Inc.; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by IDACORP, Inc.;

(b)               consummation of a merger, consolidation, reorganization or share exchange, or sale of all or substantially all of the assets, of IDACORP, Inc. or the Company (a "Qualifying Transaction"), unless, immediately following such Qualifying Transaction, all of the following have occurred: (i) all or substantially all of the beneficial owners of IDACORP, Inc. immediately prior to such Qualifying Transaction beneficially own in substantially the same proportions, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Qualifying Transaction (including, without limitation, a corporation or other entity which, as a result of such transaction, owns IDACORP, Inc. or all or substantially all of IDACORP, Inc.'s assets either directly or through one or more subsidiaries) (as the case may be, the "Successor Entity"), (ii) no Exchange Act Person is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of the Successor Entity and (iii) at least a majority of the members of the board of directors of the Successor Entity are Incumbent Directors;

(c)                a complete liquidation or dissolution of IDACORP, Inc. or the Company; or

(d)               within a 24-month period, individuals who were directors of the Board of Directors of IDACORP, Inc. (the "IDACORP Board of Directors") immediately before such period ("Incumbent Directors") cease to constitute at least a majority of the directors of the IDACORP Board of Directors; provided, however, that any director who was not a director of the IDACORP Board of Directors at the beginning of such period shall be deemed to be an Incumbent Director if the election or nomination for election of such director was approved by the vote of at least two-thirds of the directors of the IDACORP Board of Directors then still in office (i) who were in office at the beginning of the 24-month period or (ii) whose election or nomination for election was so approved, in each case, unless such individual was elected or nominated as a result of an actual or threatened election contest or as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Exchange Act Person other than the IDACORP Board of Directors.

For avoidance of doubt, transactions for the purpose of dividing the Company's assets into separate distribution, transmission or generation entities or such other entities as IDACORP, Inc. or the Company may determine shall not constitute a Change in Control unless so determined by the IDACORP Board of Directors.  For purposes of this definition, the term "Subsidiary" shall mean any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation is now or hereafter owned, directly or indirectly, by IDACORP, Inc.

2.6              Change in Control Period.  "Change in Control Period" shall mean the period beginning with a Change in Control, as defined in Section 2.5, and ending 24 months following the consummation of a Change in Control.

2.7              Company.  "Company" shall mean the Idaho Power Company, an Idaho corporation, its successors and assigns.

2.8              Compensation Committee.  "Compensation Committee" shall mean the Board committee assigned responsibility for administering Executive Compensation.

2.9              Contract of Participation.  "Contract of Participation" shall mean an agreement of participation in the Idaho Power Security Plan for Board of Directors between the Participant and the Employer, in the form attached as Appendix A.

2.10          Employer.  "Employer" shall mean the Company and any affiliated or subsidiary corporation designated by the Board, or any successors to the business thereof.

2.11          Participant.  "Participant" shall mean any individual who is elected to the Board and who has executed a Contract of Participation.

2.12          Plan Anniversary Date.  "Plan Anniversary Date" shall mean February 1 of any year.

2.13          Plan Year.  "Plan Year" shall mean the calendar year effective November 30, 1994.

2.14          Supplemental Retirement Benefit.  "Supplemental Retirement Benefit" shall mean a benefit determined under Article V of this Plan.

2.15          Year of Service.  "Year of Service" shall mean each twelve (12) months of service on the Board.

ARTICLE III

PARTICIPATION AND VESTING

3.1              Participation.  Effective November 30, 1994, participation in the Plan shall be limited to outside directors who elect to participate in this Plan by executing a Contract of Participation.  Inside directors who were Participants on November 30, 1994, shall receive their vested accrued benefit as provided in Section 4.1(b) and Article V.

3.2              Fee Reduction.  Effective November 30, 1994, no additional or future fee reduction will be required.

3.3              Vesting.  Participants shall be one hundred percent (100%) immediately vested in their accrued benefit.

ARTICLE IV

SURVIVOR BENEFITS

4.1              Death Benefit.

(a)                For all Participants who are first elected to the Board after November 30, 1994, the survivor benefit shall be as follows:

(i)                      If a Participant's death occurs prior to severance from service on the Board and commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to such Participant's Beneficiary as follows:

a)                  Amount.  The pre-termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit calculated under Article V.  A Participant shall be considered to have a minimum of five (5) Years of Service for purposes of this calculation.

b)                  Payment.  If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse.  If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten (10) years younger than the Participant.  If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

(ii)                      If a Participant's death occurs after termination from service on the Board but prior to commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to said Participant's Beneficiary as follows:

a)                  Amount.  The amount of the post termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit payable to the Participant.

b)                  Payment.  If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse.  If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten (10) years younger than Participant.  If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

(iii)                      Death After Commencement of Benefits.  If a Participant dies after commencement of benefits, a survivor benefit will be paid only if, and to the extent provided for, under the form of benefit elected by the Participant.

(b)               For all Participants who are first elected to the Board on or prior to November 30, 1994, the survivor benefit shall be as follows:

(i)                      If a Participant's death occurs prior to commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the death benefit described below unless the Participant's Beneficiary elects to receive the death benefits provided for in Section 4.1(a)(i) in lieu of this benefit.  The death benefit will be determined by the Participant's Years of Service, including Years of Service after November 30, 1994, at death as set forth in the schedule below:

YEARS OF SERVICE	MONTHLY BENEFIT	ANNUAL BENEFIT
1	$291.67	$3,500
2	$583.33	$7,000
3	$875.00	$10,500
4	$1,166.67	$14,000
5 and over	$1,458.33	$17,500

The death benefits shall be paid to the Beneficiary in equal monthly installments for the period of one hundred eighty (180) months without interest.  Payments shall commence on the tenth day of the month following receipt by the Administrative Committee of proof of Participant's death.

(ii)                      Death After Commencement of Benefits.

a)                  A Participant who did not elect to receive the Supplemental Retirement Benefit in the grandfathered form as provided for in Section 5.4, and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement Benefit, the Participant's Beneficiary shall receive a survivor benefit to the extent provided for under the form of benefit elected by the Participant.

b)                  A Participant who elected to receive the Supplemental  Retirement Benefit in the grandfathered form as provided for in Section 5.4 and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the balance, if any, of the 180-month Supplemental Retirement Benefit.  Receipt by the Participant's Beneficiaries of the benefit under this subparagraph shall be in lieu of all other survivor benefits under this Plan.

4.2              Suicide.  In the event a Participant commits suicide within one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.

ARTICLE V

RETIREMENT BENEFITS

5.1              Benefit.  Upon severance of service on the Board, each Participant shall be entitled to receive, at the time specified in Section 5.3 below, a Supplemental Retirement Benefit, the amount of which will be determined by the Participant's Years of Service on the Plan Anniversary Date immediately preceding or coinciding with his severance date as set forth below:

YEARS OF SERVICE	MONTHLY BENEFIT	ANNUAL BENEFIT
1	$291.67	$3,500
2	$583.33	$7,000
3	$875.00	$10,500
4	$1,166.67	$14,000
5 and over	$1,458.33	$17,500

5.2              Form of Payment.  The Supplemental Retirement Benefit shall be paid in the basic form provided below unless the Participant elects in the calendar year prior to retirement or termination an Actuarial Equivalent form of benefit provided in this section.  Participants elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit as provided in Section 5.4 in lieu of any other form of benefit.

(a)                Normal Form of Benefit Payment.  The normal form of payment shall be a single-life annuity for the lifetime of the Participant.

(b)               Actuarial Equivalent Forms of Benefit.

(i)                      A joint and survivor annuity with payments continued to the survivor at an amount equal to two-thirds (2/3) of the Participant's benefits.

(ii)                      A joint and survivor annuity with payments continued to the survivor at an amount equal to the Participant's benefits.

5.3              Commencement of Benefit Payment.

(a)                Outside Directors.  The Supplemental Retirement Benefit shall be paid to an outside director Participant commencing on the tenth (10th) day of the month immediately following the later of age sixty-five (65) or severance from service on the Board as an outside director.

(b)               Inside Directors.  The Supplemental Retirement Benefit shall be paid to an inside director Participant commencing on the tenth (10th) day of the month immediately following severance from service on the Board.

5.4              Grandfathered Form of Benefit.  A Participant first elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit.  This grandfathered form of benefit shall be paid in 180 equal monthly installments in an amount set forth in Section 5.1.  The election shall be made prior to the Participant's termination.

ARTICLE VI

BENEFICIARY DESIGNATION

6.1              Beneficiary Designation.  The Primary Beneficiary shall be the Participant's spouse.  Each Participant, in the event the Participant's spouse predeceases the Participant or if the Participant is unmarried, shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be made in the event of death prior to complete distribution to Participant of the benefits due Participant under the Plan.

6.2              Amendments, Marital Status, No Participant Designation.  Any Beneficiary designation form may be changed by a Participant by the filing of a written form prescribed by the Administrative Committee.  The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.  Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of filing of a Beneficiary designation form shall automatically revoke the prior designation.  If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

(a)                the Participant's surviving spouse;

(b)               the Participant's children, except that if any of the children predecease the Participant but leaves issue surviving, the issue shall take by right of representation;

(c)                the Participant's personal representative (executor or administrator).

6.3              Effect of Payment.  The payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.

ARTICLE VII

TERMINATION, SUSPENSION OR AMENDMENT OF PLAN

7.1              Termination, Suspension or Amendment of Plan.  The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part.  Either the Board or the Administrative Committee may amend this Plan at any time or from time to time.  Any amendment may provide different benefits or amounts of benefits from those herein set forth.  However, no such termination, suspension or amendment shall adversely affect the benefits of Participants vested therein prior to such action, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died.

7.2              Change in Control.  Notwithstanding Section 7.1 above, during a Change in Control Period, neither the Board nor the Administrative Committee may terminate this Plan with regard to accrued benefits of current Participants.  No amendment may be made to the Plan during a Change in Control Period which would adversely affect the accrued benefits of current Participants, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died.  The Plan shall continue to operate and be effective with regard to all current or retired Participants and their Beneficiaries during any Change in Control Period.

ARTICLE VIII

ADMINISTRATION

8.1              Administrative Committee; Duties.  This Plan shall be administered by an Administrative Committee which shall consist of not less than three (3) nor more than five (5) persons appointed by the Compensation Committee.  Members of the Administrative Committee may be Participants under this Plan.  The Administrative Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.  A majority vote of the Administrative Committee members shall control any decision.

In the administration of this Plan, the Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.  Subject to Article IX, the decision or action of the Administrative Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.2              Indemnity of Administrative Committee.  To the extent permitted by applicable law, the Employer shall indemnify, hold harmless and defend the Administrative Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the Administrative Committee was acting in accordance with the applicable standard of care.  The indemnity provisions set forth in this Article shall not be deemed to restrict or diminish in any way any other indemnity available to the Administrative Committee members in accordance with the Article or By-laws of the Company.

ARTICLE IX

CLAIMS PROCEDURE

9.1              Claim.  Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrative Committee which shall respond in writing as soon as practicable.

9.2              Denial of Claim.  If the claim or request is denied, the written notice of denial shall state:

(a)                the reason for denial, with specific reference to the Plan provisions on which the denial is based;

(b)               a description of any additional material or information required and an explanation of why it is necessary; and

(c)                an explanation of the Plan's claim review procedure.

9.3              Review of Claim.  Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Administrative Committee.  The claim or request shall be reviewed by the Administrative Committee who may, but shall not be required to, grant the claimant a hearing.  On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

9.4              Final Decision.  The decision on review shall normally be made within sixty (60) days.  If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified, and the time limit shall be one hundred twenty (120) days.  The decision shall be in writing and shall state the reason and the relevant Plan provisions.  All decisions on review shall be final and bind all parties concerned.

ARTICLE X

MISCELLANEOUS

10.1          Unfunded Plan.  This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

10.2          Unsecured General Creditor.  Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or asset of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer.  Except as may be provided in Section 10.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligation of the Employer under this Plan.  Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer.  The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

10.3          Trust Fund.  The Employer shall be responsible for the payment of all benefits provided under the Plan.  At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits.  Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors.  To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

10.4          Nonassignability.  Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable.  No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of Participant's or any other person's bankruptcy or insolvency.

10.5          Governing Law.  The provisions of this Plan shall be construed, interpreted and governed in all respects in accordance with the applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Idaho without regard to the principles of conflicts of laws.

10.6          Validity.  If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

10.7          Notice.  Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail or fax.  The notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.8          Successors.  Subject to Section 7.1, the provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns.  The term successors as used herein shall include any corporation or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

10.9          Payment to Guardian.  If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrative Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of the minor, incompetent or person.  The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate, prior to distribution of the Plan benefit.  The distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.

10.10      Accelerated Distribution.  Notwithstanding any other provision of the Plan, a Participant shall be entitled to receive, upon written request to the Administrative Committee, a lump sum distribution equal to ninety percent (90%) of the Actuarial Equivalent vested accrued Security Plan Retirement Benefit, as of the date thirty (30) days after notice is given to the Administrative Committee.  The remaining balance of ten percent (10%) shall be forfeited by the Participant.  The amount payable under this section shall be paid in a lump sum with ten (10) days following the thirty (30) day period outlined above.  If a Participant requests and obtains an accelerated distribution under this Section 10.10 and remains employed by the Company, participation will cease and there will be no future benefit accruals under this Plan.  Following the death of a Participant, the Beneficiary may, at any time, request an accelerated distribution under this section.  If the deceased Participant named multiple Beneficiaries, then all named Beneficiaries must consent to a request and accelerated distribution.  The benefit payable to the Beneficiary shall be equal to ninety percent (90%) of the Actuarial Equivalent of the security Plan Retirement Benefit payable to the Beneficiary. Payment of an accelerated distribution pursuant to this Section 10.10 shall completely discharge the Employer's obligation to the Participant and any Beneficiaries under this Plan.

IDAHO POWER COMPANY

                                                                                    ____________________________________                                                                                                                                                                                                                                Chairman

APPENDIX A

CONTRACT OF PARTICIPATION IN THE

IDAHO POWER COMPANY SECURITY PLAN

FOR BOARD OF DIRECTORS

NAME OF PARTICIPANT:

DATE OF BIRTH:

SECURITY PLAN ENTRY DATE:

BENEFICIARY:

This Agreement is made and entered into as of the date written below by and between Idaho Power Company and the Participant. This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Board of Directors, as amended and restated July 20, 2006 (The "Plan").

By signing this agreement, Participant acknowledges receipt of a copy of the Plan document.

PARTICIPANT                                                                       IDAHO POWER COMPANY

BY: PARTICIPANT                                                                BY: CHAIRMAN

DATE:                                                                                     DATE: